INVESTOR PRESENTATION Q2 2022 Steven E. Shelton CEO Thomas A. Sa President, CFO & COO Scott Myers SEVP, Chief Lending Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

OVERVIEW OF CALIFORNIA BANCORP

FOCUSED REGIONAL OFFICE FOOTPRINT



Roseville
Woodland
Sacramento
Davis
Rancho Cordo
Windsor
Santa Rosa
Sebastopol
Rohnert Park
Parkway
Elk Grove
Vacaville
Napa
Fairfield
Petaluma
Point Reyes Natl. Seashore
Novato
Vallejo
Lodi
San Rafael
Concord
Walnut Creek
Stockton
Richmo
Berkeley
San Francisco
Manteca
Oakland
Tracy
Daly City
Livermore
South San Francisco
Hayward
Fremont
Redwood City
Ceres
Milpitas
Mountain View
San Jose
Sunnyvale
Morgan Hill
N
30 km
20 mi

- Headquarters/Regional Office in Oakland
- Regional Offices in San Jose, Walnut Creek and Sacramento
- Branch services in Walnut Creek

COMPANY OVERVIEW

- Established in 2007 as a relationship focused commercial business bank serving Northern California with $1.9 billion in assets and a market capitalization of ~$160 million(1)
- Majority of executive management joined the bank at inception
- Significant commercial core deposit base
- Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million
- Positioned to leverage recent investments to enhance our platform and extend our markets

FINANCIAL SNAPSHOT – 6/30/22

Balance Sheet	**($mm)**	**Q2 2022 Profitability**	**(%)**
Assets	1,885	ROAA	0.91
Loans(2)	1,500	ROATCE	11.34
Deposits	1,552	Net Interest Margin	3.65
Tangible Equity	151	Efficiency Ratio	61.41
Loans/ Deposits (%)	97%	Cost of Deposits	0.20
Loan Composition (2)	**(%)**	**Deposit Composition**	**(%)**
C&I Loans / Gross Loans	39.5	DDA/ Total Deposits	46.1
CRE Loans / Gross Loans	53.2	Core Deposits/ Total Deposits	89.4
Capital Ratios (Consolidated)	**(%)**	**Credit Metrics**	**(%)**
TCE / TA	8.02	NPAs / Loans & OREO	0.04
Leverage Ratio	8.27	NPAs / Assets	0.03
Tier 1 Ratio	8.09	Reserves / Gross Loans	1.06
TRBC Ratio	11.84	NCOs / Avg. Loans	0.00

(1) Based on CALB's stock price of $19.27 as of 6/30/2022
(2) Total gross loans excluding PPP loans of $7.8 million

CALIFORNIA BANCORP
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Branch light, commercial focused business bank with strong middle market relationships throughout Northern California Strong earnings outlook as efficiencies from investments are realized Proven organic and acquisitive growth story Experienced management team and seasoned C&I relationship teams with strong ties to the local markets Quality core deposit franchise and commercial relationship strategy Disciplined underwriting standards with best-in-class asset quality metrics INVESTMENT HIGHLIGHTS 3

Loan Growth and Greater Operating Leverage Drive Increased Profitability Record Quarter of Loan Production 2nd QUARTER 2022 HIGHLIGHTS Net income of $4.2 million, up from $3.7 million in Q1 2022 Diluted EPS of $0.51, up from $0.44 in Q1 2022 ROA of 0.91%, up from 0.77% in Q1 2022 $166 million of new loan production (highest level in history of company, ex. PPP) Total loans, ex. PPP, increased $129 million (37.8% annualized growth) Well balanced production resulted in strong growth in both C&I and CRE portfolios Positive Trends Across Key Metrics NIM increased 46bps from Q1 2022 to 3.65%, due to favorable shift in mix of earning assets and impact of higher rates on asset-sensitive balance sheet Service charges increased 28% from Q1 2022 driven by growth in client base Efficiency ratio improved to 61.41% from 63.99% in Q1 2022 Growth in Tangible Book Value Proactive management of investment portfolio minimized impact of higher interest rates on tangible book value TBV/share increased 2.3% during 2Q22 due to strong financial performance Continued Strong Asset Quality Non-performing assets to total assets of 0.03% No charge-offs in 2Q22 Allowance to NPLs increased to 2,906%

BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK

BUSINESS MODEL OVERVIEW

- Middle market commercial banking focus
  - Privately owned companies with $30 million - $300 million in annual revenue
  - Clients with minimum lending relationships of $2 million or $1 million in deposits
- Portfolio managed over the long term to ~40% C&I loans and ~40% noninterest-bearing deposits
- Investing in other asset generating business lines
  - Asset-Based Lending division established in July 2011
  - Practice Acquisition division established in March 2011
  - Construction division established December 2015
  - Sponsor Finance division established in February 2020
- Strong core commercial deposit generation strategy
  - Utilize technology with minimal branches
  - Provide commercial cash management services to middle market clients
  - Dedicated treasury management sales team and platform

IMPRESSIVE LOAN GROWTH



2015 – Q2'22 CAGR
Total gross loans = 17.8%
Gross loans (ex. PPP) = 17.7%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$518
$628
$733
$847
$950
$1,063
$306
$1,304
$73
$1,493
$8
2015
2016
2017
2018
2019
2020
2021
2Q22
Gross Loans (ex. PPP)
PPP Loans

STRONG DEPOSIT GROWTH



2015 – Q2'22
CAGR = 17.6%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$542
$650
$760
$874
$988
$1,532
$1,680
$1,552
2015
2016
2017
2018
2019
2020
2021
2Q22

CALIFORNIA BANCORP

Dollars in millions
Data as of 12/31 for each respective year

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TAKING SHARE FROM NATIONAL/REGIONAL BANKS

PRODUCT AND SERVICE DIFFERENTIATION

Combine Capabilities of a Big Bank with the High Service Levels of a Community Bank

- Attract top talent with deep market experience to compete against and win business from large banks
- Professional team with a consultative delivery process
- Invest in systems, tools, and technology for success in niche markets
- Offer clients access to key decision makers
- Ability to execute quickly, with market leading responsiveness

OUR "TYPICAL CLIENT"

~$75 M in annual revenue	**$8 M** revolving line with **$3 M** average outstanding	**$3 M** equipment term loan
$5 M commercial real estate loan	**$3 M** demand deposit operating account	**$5 M** money market accounts to hold surplus deposits

Fee income driven by commercial portfolio account analysis and treasury management services

INDUSTRY & SPECIALTY LENDING FOCUS

Commercial Banking Focused on Four Core Industries

Manufacturing and Distribution	Professional	Contractor	Investor CRE

Specialty Lending Groups

Practice Acquisition	Asset Based Lending	Sponsor Finance	Construction







CALIFORNIA BANCORP

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EXPERIENCED MANAGEMENT TEAM Served as Executive Vice President and CCO from 2007 through 2017 Previously served in various executive management positions including Executive Vice President and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce John Lindstedt, SEVP & CCO Emeritus Tom M. Dorrance, SEVP Technology & Operations Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Has worked in financial management and commercial banking since 1992 including I.T. Manager at CivicBank of Commerce Michele Wirfel, SEVP & CBO Previously served as the Bank’s Executive Vice President & East Bay Market President Has worked in financial management and commercial banking since 1991 in various executive management positions including regional manager for CivicBank of Commerce Age: 84 Age: 57 Age: 51 Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Served for thirteen years in various executive management positions including President of CivicBank of Commerce Steven E. Shelton, CEO Age: 58 Years at CALB: 14 Years in Industry: 37 Years at CALB: 14 Years in Industry: 53 Years at CALB: 14 Years in Industry: 29 Years at CALB: 14 Years in Industry: 30 Veteran banker with more than 15 years banking experience in the Sacramento area Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Scott Myers SEVP & CLO Age: 49 Joined 2019 Years in Industry: 25 More than 30 years’ experience in executive finance and risk management roles, most recently serving as Chief Risk Officer for Western Alliance Bank. Previously served in various executive and director roles at Bridge Bank and its holding company Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. Thomas A. Sa, President, CFO & COO Age: 57 Joined 2019 Years in Industry: 33 Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 17 years of experience in various positions including lending and credit administration at Mechanics Bank Vivian Mui, SEVP & CCO Age: 40 Years at CALB: 14 Years in Industry: 20

Dollars in millions Tangible book value per share and capital offering price adjusted for historical stock splits Data as of 12/31 for each respective year DEMONSTRATED GROWTH TRACK RECORD $16 million common stock offering at $9.90 per share to fund growth in June 2014 $4 million private placement offering at $12.86 per share to payoff SBLF in May 2016 Completed acquisition of Pan Pacific Bank ($131 million in assets) in December 2015 2015 – 2Q22 Asset CAGR of 17.7% Practice Acquisition Division opened in March 2011 Completed $25.0 million private offering of common stock in August 2018 Holding Company formed in June 2017 Walnut Creek LPO opened in July 2017 Bank founded in March 2007 with $27.5 million in capital Completed expansion into the Sacramento Region San Jose ABL Division opened in July 2011 Launched Sponsor Finance in February 2020 Completed $20 million sub-debt offering in September 2020 Listed on the NASDAQ stock market in March 2020 SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA Completed $35 million sub-debt offering in August 2021

Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. Data as of 12/31 for each respective year 2015 –2Q22 CAGR DDA: 19.5% Total Deposits: 17.6% 0.23% 0.24% 0.35% Cost of Deposits 94% 93% 94% Core Deposit Mix 0.81% 88% 0.55% 91% 0.48% 87% 0.27% 91% 42% 44% 41% 39% 44% 46% 40% HISTORICAL DEPOSIT COMPOSITION DEPOSIT PORTFOLIO HIGHLIGHTS–6/30/22 STRONG AND GROWING CORE DEPOSIT BASE Deposits decreased $48 million from 3/31/22 primarily due to seasonal outflows and clients redeploying excess liquidity Core deposit base driven by commercial clients 95%+ of commercial relationships hold deposits at the bank Core deposits comprise 89% of total deposits Utilize remote deposit capture and commercial cash management to generate and retain deposits Treasury management division established in Q4-2019 DEPOSIT COMPOSITION 0.20% 89%

Dollars in millions Data as of 12/31 for each respective year Excludes PPP loans DIVERSIFIED COMMERCIAL LOAN PORTFOLIO HISTORICAL LOAN COMPOSITION(1) OPERATING LOC USAGE LOAN PORTFOLIO COMPOSITION GROSS LOAN FUNDING VS. NET LOAN GROWTH(2) (3) 2017 – 2Q22 CAGR C&I: 13.8% Total Loans: 17.3% 4.88% 96% 5.19% 96% 5.09% 97% 4.22% 89% Yield on Loans Loans / Deposits 4.29% 82% 45% 40% 41% 30% (39% ex.PPP) (4% ex. PPP) 4.46% 97% 39% (40% ex.PPP)

NEW LOAN PRODUCTION IMPROVED IN 2Q22 BOOKING NEW LOANS AT ATTRACTIVE RATES(1) NEW LOAN FUNDINGS(1) WTD. AVG. RATE ON NEW LOANS(1) Funded new loans with balances of $167 million in 2Q22 compared to $117 million in 1Q22 and $93 million in 2Q21 Weighted average rate on newly funded loans was 4.57% in 2Q22 compared to 4.16% in 1Q22 and 4.37% in 2Q21 2Q22 new loan dollar mix was 44% commercial, 56% CRE and 0% other Dollars in millions Excludes PPP loans

CRE LOAN PORTFOLIO – INVESTOR CRE CONSERVATIVELY UNDERWRITTEN PORTFOLIO WITH AVERAGE LTV OF 50.1% INVESTOR CRE BY PROPERTY TYPE(1) INVESTOR CRE BY GEOGRAPHIC BREAKDOWN (1) Data as a percent of total investor CRE, $518 million Data as of 6/30/2022

COMMERCIAL LOAN PORTFOLIO WELL-DIVERSIFIED PORTFOLIO WITH FOCUS ON STRONG BORROWERS IN RECESSION RESISTANT INDUSTRIES COMMERCIAL LOAN PORTFOLIO(1) COMMERCIAL – SPONSOR FINANCE(2) Data as a percent of total Commercial Loans, $590 million Data as a percent of total Sponsor Finance Loans, $129 million Data as of 6/30/2022 SPONSOR FINANCE HIGHLIGHTS Weighted Average Senior Leverage: 1.69 Weighted Total Leverage: 2.17 Weighted Average FCCR: 3.08 Overall Credit Quality Trend: Stable

PAYCHECK PROTECTION PROGRAM (PPP) DETAIL 18 PPP loans with balances of $7.8 million (1% of total loans) as of 6/30/22 compared to 101 PPP loans with balances of $37 million (3% of total loans) as of 3/31/22 6 first round PPP loans with balances of $1.5 million (0.1% of total loans) 12 second round PPP loans with balances of $6.3 million (0.4% of total loans) During the three months ended 6/30/22, $29.0 million of PPP loans were granted forgiveness by the SBA compared to $ 35.6 million during the three months ended 3/31/22 Recognized $667 thousand of PPP fees during the three months ended 6/30/22, with fees of $332 thousand million remaining to be recognized at 6/30/22 PPP Loan Program now closed by SBA SECTOR # OF LOANS % OF PPP LOANS PRINCIPAL BALANCE % OF PPP LOANS % OF TOTAL LOANS Services 6 33% $1.0 14% 0% Contractors 5 28% 4.0 51% 0% Retail 5 28% 2.2 29% 0% Manufacturing 0 0% 0 0% 0% Misc. 0 0% 0 0% 0% Finance 0 0% 0 0% 0% Wholesale 0 0% 0 0% 0% Real Estate 2 11% 0.4 5% 0% Total 18 100% $7.8 100% 1% Dollars in millions SERVICES SECTOR DETAIL # OF LOANS % OF LOANS PRINCIPAL BALANCE % OF LOANS % OF TOTAL LOANS Prof. / Scientific 2 33% $0.4 37% 0% Dental 2 33% 0.2 20% 0% Other 2 33% 0.5 43% 0% Total 6 100% $1.0 100% 0% PPP LOANS (6/30/22)

NET CHARGE-OFFS (RECOVERIES) ($000S)(1) NONPERFORMING ASSETS RESERVES / LOANS NCOS (RECOVERIES) / AVG. LOANS (%)(1) Net charge-offs for 2020 were concentrated in 2Q20 related to non-systemic issues 1.08% ex. PPP ASSET QUALITY TRENDS 1.07% ex. PPP

ROATCE NET INTEREST MARGIN ROAA EFFICIENCY RATIO HISTORICAL PROFITABILITY TRENDS *EPS for 2022 YTD represents TTM

EXPENSE LEVELS ARE STABILIZING Operating expenses before capitalized loan origination costs are stabilizing following investments in talent, product development and technology over last two years Continued strong balance sheet growth and slower expense growth are expected to drive profitability improvements Dollars in millions OPERATING EXPENSES BEFORE CAPITALIZED LOAN ORIGINATION COSTS $11.9

CAPITAL RATIOS – BANK ONLY Data as of 12/31 for each respective year Closed subordinated debt offerings to support consolidated capital ratios totaling $20 million in 2020 and $35 million in 2021 LEVERAGE RATIO TIER 1 RATIO TCE / TA TOTAL CAPITAL RATIO

WELL POSITIONED FOR RISING RATES Cash and cash equivalents accounted for 8.6% of interest-earnings assets at 6/30/22 High percentage of variable rate loans that will reprice within a year (approximately 32% of total loans) Benefit to average loan yields will increase with each additional rate hike Noninterest-bearing deposits represented 46% of total deposits at 6/30/22 Excess liquidity and improved deposit base should lead to lower deposit beta than previous fed funds rate tightening cycle Business development efforts consistently produce full commercial banking relationships that provide new inflows of noninterest-bearing deposits

2022 OUTLOOK AND PRIORITIES EFFICIENCY GROWTH Fully capitalize on the infrastructure put in place to generate revenue growth rate that is at least twice as large as expense growth rate Healthy economic conditions in our markets and strong value proposition enabling us to take market share should continue to drive strong growth in loans and deposits EXPENSE MANAGEMENT Past investments in talent and technology enable us to tightly manage expenses while still generating significant balance sheet growth TREASURY MANAGEMENT Capitalize on improved treasury management platform to continue adding new commercial relationships that drive higher levels of fee income RISK MANAGEMENT Continue striking an effective balance between growth and risk management in order to maintain pristine asset quality and targeted level of interest rate sensitivity PROFITABILITY Continue executing well and generate a higher level of earnings and profitability through organic balance sheet growth, increased operating leverage, and the benefits of a high level of asset sensitivity

Northern California commercial business bank with a disciplined approach to credit underwriting Proven organic and acquisition growth capabilities Strong commercial loan portfolio with corresponding commercial relationship deposits Experienced management team and seasoned C&I relationship managers Keen focus on relationship core deposits in deposit rich industries SUMMARY 3

Please send questions to ir@bankcbc.com Or Call 510.457.3751 CaliforniaBankofCommerce.com